THE PARNASSUS INCOME TRUST

       One Market-Steuart Tower #1600 San Francisco, Ca 94105 800-999-3505
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PROSPECTUS-MAY 1, 2000
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     The  Parnassus  Income  Trust (the  "Trust") is a mutual  fund,  managed by
Parnassus   Investments  (the  "Adviser").   The  Adviser  chooses  the  Trust's
investments according to social standards described in this Prospectus. In general, the Adviser will choose investments that it believes will have a positive social impact. The Trust has three funds. The Equity Income Fund invests primarily in stocks that pay a dividend, and its investment objective is both current income and capital appreciation. The Fixed-Income Fund invests primarily in bonds and other fixed-income investments, and its investment objective is a high level of current income consistent with safety and
preservation  of  capital.  The  California   Tax-Exempt  Fund  (for  California
residents only) has as its investment objective a high level of current income exempt from federal and California personal income tax consistent with prudent investment management.


TABLE OF CONTENTS
--------------------------------------------------------------------------------

Investment Summary                     2        How to Purchase Shares      16

Trust Expenses                         7        How to Redeem Shares        18

The Legend of Mt. Parnassus            8        Dividends and Taxes         20

Investment Objective and Policies      9        Financial Highlights        21

Management                            13        General Information         23

The Adviser                           15




[FN]

     Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


INVESTMENT SUMMARY
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                               Equity Income Fund

Investment Objective and Principal Strategies
     The Parnassus Equity Income Fund invests primarily in a diversified portfolio of equity securities. Its investment objective is both current income and capital appreciation. Equity securities include common and preferred stock as well as convertible bonds. At least 75% of the Fund's total assets will normally be invested in equity securities that pay interest or dividends. The remaining 25% may be invested in non-dividend paying equity securities, in investment grade debt securities or money market instruments. The Fund seeks to invest in equity securities that pay above-average dividends and which the Adviser believes have the capacity to raise dividends in the future and also have the potential for capital appreciation. To determine a company's prospects, the Adviser reviews the company's profit and loss statement, sales, earnings and dividend histories, net cash flow and outlook for future earnings.

     The Fund takes social as well as financial factors into account in making investment decisions. In general, The Parnassus Equity Income Fund looks for companies that respect the environment, treat their employees well, have effective equal employment opportunity policies and good community relations as well as ethical business dealings. The Fund will not invest in companies that are involved with gambling or manufacture alcohol or tobacco products. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

Principal Risks of Investing in the Equity Income Fund
     Investing in the Fund may result in a loss of money. When you sell your shares, they may be worth more or less than what you paid for them. The Fund's share price changes daily based on the value of its holdings. Stock markets are volatile and stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both here and abroad. The Fund's holdings can vary significantly from broad stock market indexes. As a result, the Fund's performance can deviate from the performance of these indexes. For best results, investors should have a long-term perspective and plan to hold their shares for at least three years. (Legally, shareholders may redeem at any time, but the Fund manager recommends a minimum three-year holding period.)

Performance Information  for  the  Equity  Income  Fund
     The bar chart below provides an indication of the risks of investing in the Parnassus Equity Income Fund by showing changes in the Fund's performance from year to year over a seven-year period. Prior to April 1, 1998, the Parnassus Equity Income Fund had a different investment objective, maintaining a balanced portfolio of both stocks and bonds. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

     [GRAPHIC OMITTED]

     During the seven-year period shown in the bar chart, the highest return for a quarter was 23.4% (quarter ending December 31, 1998) and the lowest return for a quarter was a loss of 11.6% (quarter ending September 30, 1998).

     Below is a table comparing the performance of the Parnassus Equity Income Fund with the S&P 500 Index, the Wilshire 5000 Index and the average equity income fund followed by Lipper Inc. Figures are average annual returns for the one and five-year periods and for the life of the Fund (since inception on August 31, 1992).

------------------------------------------------------------------------------------------------------
Average Annual Total Returns    Parnassus Equity   Lipper Equity Income   Wilshire 5000     S&P 500
for periods ending 12/31/99        Income Fund         Fund Average           Index          Index
------------------------------------------------------------------------------------------------------
One Year                             22.78%                3.34%             23.82%         21.04%
Five Years                           18.13%               17.36%             27.11%         28.46%
Since Inception 8/31/92              14.73%               14.24%             20.80%         21.43%
------------------------------------------------------------------------------------------------------

     Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     The S&P 500 is the Standard & Poor's Composite Index of 500 large stocks, a widely recognized index of common stock prices. The Wilshire 5000 is a composite index of more than 5,000 companies that includes virtually all publicly-traded companies that are suitable for investment by institutional investors. For comparative purposes, the Parnassus Equity Income Fund will henceforth use the Wilshire 5000 instead of the S&P 500 because the former is more representative of the market as a whole while the S&P 500 emphasizes larger companies. An individual cannot invest in the S&P 500 Index or the Wilshire 5000 Index and these indices do not take any investing expenses into account as do the figures for the Parnassus Equity Income Fund and Lipper's Equity Income Fund Average.


                                Fixed-Income Fund

Investment  Objective and Principal  Strategies
     The Parnassus Fixed-Income Fund invests in a diversified portfolio of bonds and other fixed income instruments and its investment objective is a high level of current income consistent with safety and preservation of capital. The Fund invests in investment grade bonds which means they are rated within the four highest categories as determined by a nationally-recognized rating service. Ordinarily, at least 65% of the Fund's total net assets will be invested in bonds rated "A" or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Rating Group (S&P).

     The Fund may invest in a combination of long-term, intermediate-term or short-term fixed-income securities depending on market conditions and these securities may also have floating or variable interest rates. The portfolio may be comprised of U.S. Government obligations, corporate bonds, preferred stock, convertible preferred stock and convertible bonds. The Fund will not invest in "high-yield" or "junk" bonds. The Fund may, however, hold bonds that were investment grade when first purchased, but have subsequently fallen below investment grade. The Adviser, however, will not permit more than 15% of the Fund's total net assets to be invested in such bonds at any one time.
     The Fund takes social as well as financial factors into account in making investment decisions. In general, The Parnassus Fixed-Income Fund looks for companies that respect the environment, treat their employees well, have effective equal employment opportunity policies and good community relations as well as ethical business dealings. The Fund will not invest in companies that are involved with gambling or manufacture alcohol or tobacco products. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

Principal Risks of Investing in the  Fixed-Income  Fund
     Investing in the Fund may result in a loss of money when you sell your shares. The Fund's share price changes daily based on the value of its holdings. The Fund's average weighted maturity will be between 5 and 20 years. The value of the Fund will vary inversely with changes in interest rates. As interest rates go up, the net asset value will likely go down, and as interest rates drop, the NAV of the Fund will likely go up. This Fund is intended for investors who can accept the fact that there will be principal fluctuations. The NAV of the Fund will also be affected by other factors such as credit risk (the possibility that an issuer of a debt obligation does not pay the Fund interest or principal) and market risk (the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably). When you sell your shares of the Fund, they may be worth more or less than what you paid for them.

Performance  Information for the Fixed-Income Fund
     The bar chart below provides an indication of the risks of investing in the Parnassus Fixed-Income Fund by showing changes in the Fund's performance from year to year over a seven-year period. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

     [GRAPHIC OMITTED]

     During the seven-year period shown in the bar chart, the highest return for a quarter was 7.5% (quarter ending June 30, 1995) and the lowest return for a quarter was a loss of 4.4% (quarter ending June 30, 1994).

     Below is a table comparing the performance of the Parnassus Fixed-Income Fund with the Lehman Government/Corporate Bond Index and the average A-rated bond fund followed by Lipper, Inc. Figures are average annual returns for the one and five-year periods and for the life of the Fund (since inception on August 31, 1992).

------------------------------------------------------------------------------------------------------
Average Annual Total Returns        Parnassus          Lehman Government/      Lipper A-Rated Bond
for periods ending 12/31/99     Fixed-Income Fund     Corporate Bond Index        Fund Average
------------------------------------------------------------------------------------------------------
One Year                             (4.32%)                 (2.58%)                 (2.15%)
Five Years                            7.45%                   6.91%                   7.61%
Since Inception 8/31/92               5.87%                   5.79%                   6.13%
------------------------------------------------------------------------------------------------------

     Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Lehman Government/Corporate Bond Index is a widely recognized index measuring the performance of bonds and other fixed-income securities. An individual cannot invest directly in the index and the index does not take investing expenses into account as do the figures for the Parnassus Fixed-Income Fund and Lipper's average A-rated bond fund.

                           California Tax-Exempt Fund

Investment  Objective and  Principal  Strategies
     The Parnassus California Tax-Exempt Fund is available to California residents only. It invests in a diversified portfolio of tax-exempt, investment grade securities issued by California state and local governments and by other public authorities. Its investment objective is to provide a high level of current income exempt from both federal and California personal income tax consistent with prudent investment management.

     The Fund invests in investment grade bonds which means they are rated within the four highest categories as determined by a nationally-recognized rating service. No more than 20% of the Fund's portfolio will be invested in the 4th highest category. Under normal circumstances, the Fund will invest 100% of its assets in California municipal obligations. However, it could invest up to 20% of its assets in private activity bonds that may be subject to the federal alternative minimum tax.

     The Fund takes social as well as financial factors into account in making investment decisions. The Parnassus California Tax-Exempt Fund seeks a portfolio that will have a positive social and environmental impact. Examples would be bonds that support schools, libraries, hospitals, mass transit, low and moderate income housing and pollution control facilities.

Principal Risks of Investing in the California Tax-Exempt Fund
     Investing in the Fund may result in a loss of money when you sell yourshares. The Fund's share price changes daily based on the value of its holdings. The Fund's average weighted maturity will be five years or more. The value of the Fund will vary inversely with changes in interest rates. As interest rates go up, the net asset value (NAV) will likely go down, and as interest rates drop, the NAV of the Fund will likely go up. The Fund is also subject to credit risk and market risk. This Fund is intended for investors who can accept the fact that there will be principal fluctuations. As the Fund invests primarily in California municipal securities, there are special risks involved. The NAV of the Fund will be affected by factors such as changes to the state constitution regarding taxes, changes in the federal tax status of municipal securities and changes in bond ratings based on the California economy. When you sell your shares of the Fund, they may be worth more or less than what you paid for them.
Performance Information for the California Tax-Exempt Fund
     The bar chart below provides an indication of the risks of investing in the Parnassus California Tax-Exempt Fund by showing changes in the Fund's performance from year to year over a seven-year period. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

     [GRAPHIC OMITTED]


     During the seven-year period shown in the bar chart, the highest return for a quarter was 8.0% (quarter ending March 31, 1995) and the lowest return for a quarter was a loss of 5.7% (quarter ending March 31, 1994).

     Below is a table comparing the performance of the Parnassus California Tax-Exempt Fund with the Lehman Municipal Bond Index and the average California Municipal Bond Fund followed by Lipper, Inc. Figures are average annual returns for the one and five-year periods and for the life of the Fund (since inception on August 31, 1992).

--------------------------------------------------------------------------------------------------
                                                                              Lipper California
Average Annual Total Returns       Parnassus California    Lehman Municipal    Municipal Bond
for periods ending 12/31/99           Tax-Exempt Fund         Bond Index        Fund Average
--------------------------------------------------------------------------------------------------
One Year                                  (2.01%)               (2.06%)            (5.16%)
Five Years                                 7.16%                 6.92%              6.10%
Since Inception 8/31/92                    5.88%                 5.91%              5.13%
--------------------------------------------------------------------------------------------------

     Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Lehman Municipal Bond Index is a recognized index measuring performance of municipal bonds in the United States. An individual cannot invest directly in the index and the index does not take into account investing expenses as do the figures for the Parnassus California Tax-Exempt Fund and Lipper's average California municipal bond fund.


TRUST EXPENSES
--------------------------------------------------------------------------------
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

                                                           Equity        Fixed-     California
                                                           Income        Income    Tax- Exempt
Shareholder Fees (paid by the investor directly)            Fund          Fund         Fund
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (load) Imposed on Purchases            None          None         None
Redemption Fees                                             None          None         None

Annual Trust Operating Expenses (paid from Trust assets)
-----------------------------------------------------------------------------------------------
Management Fees (before fee waiver)                         0.73%         0.50%        0.50%
12b-1/Distribution Fees                                     None          None         None
Other Expenses                                              0.54%         0.73%        0.45%
Total Annual Trust Operating Expenses                       1.27%         1.23%        0.95%
Expense Reimbursement                                       0.20%         0.36%        0.25%
Net Expenses                                                1.07%         0.87%        0.70%


     The "Total Annual Trust Operating Expenses" indicated in the table overstate the expenses you would actually pay since they are based on expenses before fee reimbursements and not on the Net Expenses. However, the Adviser is contractually obligated to limit the total operating expenses to 1.07%, 0.87%, and 0.75% of the net assets of the Equity Income Fund, the Fixed-Income Fund, and the California Tax-Exempt Fund, respectively. The Adviser's contractual obligation is in place until December 31, 2000, after which date the Adviser may discontinue the expense limit upon giving 30 days' prior notice to the Fund. The SEC, though, requires that the calculations of Total Annual Trust Operating Expenses be made on the basis of pre-waiver expenses to show what expenses might potentially be in the future.

     The examples in this table are intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investments have a 5%* return each year and that the funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be as follows:

                                 One Year    Three Years  Five Years   Ten Years
Equity Income Fund                 $129         $403         $697       $1,584
Fixed-Income Fund                  $125         $390         $676       $1,489
California Tax-Exempt Fund         $ 97         $303         $525       $1,166

     The expenses shown above are the total fees you would pay throughout the time period indicated -- not ones you would pay every year. For example, the figure for ten years is not the expense figure for that single year, but the total cumulative expenses a shareholder would have paid for the entire ten-year period.

     From time to time, a fund may direct brokerage commissions to firms that may pay certain expenses of a fund subject to "best execution." This is done only when brokerage costs are reasonable and the Fund determines that the reduction of expenses is in the best interest of the fund's shareholders. No fund engaged in such directed brokerage in 1999. If a fund does so in the future, such directed brokerage is expected to occur on an irregular basis, so the effect on the expense ratios cannot be calculated with any degree of certainty.

[FN]

     * The 5% return figure is an example that regulations require all mutual funds to use as an illustration. It should not be considered a representation of past or future performance. Actual performance and expenses may be greater or lesser than those shown.


THE LEGEND OF MT. PARNASSUS
--------------------------------------------------------------------------------

     Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle.

     Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne and she controlled the oracle along with her serpent-son, Python, and her priestess - daughters who controlled the rites. Eventually, the Greek god, Apollo, took over the site, doing away with Python, but keeping the priestesses.

     The most "Greek" of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and a skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When

Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the dragon by shooting a hundred arrows into its body.

     There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo's temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

     The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time and frequently, the proud were humbled and the lowly were justified.


INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
Social Policy
     The Adviser looks for certain social policies in the companies in which the Trust invests. These social policies are: (1) treating employees fairly; (2) sound environmental protection policies; (3) a good equal employment opportunity program; (4) quality products and services; (5) a record of civic commitment; and (6) ethical business practices. Obviously, no company will be perfect in all categories, but the Adviser makes value judgments in deciding which companies best meet the criteria. The Adviser also considers social factors other than these six (as discussed under the investment objectives of each of the three Funds).

     Although the Trust emphasizes positive reasons for investing in a company, our operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Trust also screens out weapons contractors and those that generate electricity from nuclear power.

     The social criteria of The Parnassus Income Trust limit the availability of investment opportunities. However, the Trustees and the Adviser believe that there are sufficient investments available that can meet the Trust's social criteria and still enable each fund to provide a competitive rate of return.


                               Equity Income Fund

     The investment objective of the Equity Income Fund is both current income and capital appreciation. The Fund tries to achieve this objective by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock as well as securities that are convertible into these instruments such as convertible bonds. As an operating policy, at least 75% of the Fund's total assets will normally be invested in equity securities that pay a dividend (or interest in the case of convertible debt instruments), and up to 25% of the Fund's total assets may be invested in non-dividend paying equity securities, in investment grade debt securities or in money market instruments. However, for temporary, defensive purposes, the Fund may invest all its assets in money market instruments or investment grade debt.

"Investment grade" means rated within the four highest categories as determined by a nationally-recognized rating service such as S&P or Moody's.

     The Fund seeks to invest in equity securities that pay above-average dividends and which the Adviser believes have the capacity to raise dividends in the future and also have the potential for capital appreciation. The Fund seeks to achieve a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500 Composite Stock Price Index. Issuers of securities in which the Fund invests must meet the social criteria stated in this Prospectus.

     The Equity Income Fund may, as an operating policy, also invest up to 10% of its assets in community development loan funds such as those that provide financing for small business and for low and moderate income housing. The Fund will not make loans to a project itself, but rather will invest money in an intermediary community loan fund. With projects having a strong, positive social impact, the Fund may invest in obligations issued by community loan funds at below market interest rates. Generally, there is no secondary market, and thus no liquidity, for these investments. In general, the Fund seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

Risk Factors
     As with all investments, there are a number of risk factors associated with the Equity Income Fund. Equity securities in the Fund pose a risk in that an individual enterprise may fall on hard times and operate with little or no profits; this would depress the price of its stock. Also, companies that pay dividends may not do so if they don't have profits or adequate cash flow. There are also risks associated with the economic cycle (e.g., a recession) as well as market risks that might sharply reduce the valuation of all stocks or stocks in a specific industry. Since the Equity Income Fund invests primarily in stocks that pay a dividend, the portfolio will be invested in larger, more mature companies. These companies tend to be safer and less volatile than those companies that don't pay a dividend.

     With preferred stock and higher-yielding common stocks such as utilities, a major risk is increased interest rates that will decrease the market value of the securities in question. For a fuller description of interest rate risk, see the Risk Factors section under Fixed-Income Fund.

     Money market instruments generally limit potential for capital appreciation. The Fund's investment in debt securities and money market instruments subjects it to other types of risks. For more information on the risks associated with debt securities, see the Risk Factors section under Fixed-Income Fund.

     There are also special risks involved with community development investments which may comprise as much as 10% of the Fund. These investments do not have liquidity, and community loan funds do not have the same kind of financial resources as do large commercial enterprises. Moreover, there is no publicly available track record for community loan funds so it is hard to assess the history of these kinds of investments. In fact, one of the social objectives of The Parnassus Income Trust is to establish a publicly available track record for community development investments.

                                Fixed-Income Fund

     The investment objective of the Fixed-Income Fund is a high level of current income consistent with safety and preservation of capital. The Adviser seeks to achieve this objective by investing in a diversified portfolio of bonds and other fixed-income instruments that are rated investment grade. Securities in the lowest of the four investment grade categories (Baa or BBB, as rated by Moody's and S&P, respectively) are considered investment grade, but they may have speculative elements about them. The Fixed-Income Fund ordinarily will have at least 65% of its net assets in securities rated "A" or better (i.e., the three highest categories) by S&P or Moody's. See the Appendix in the SAI for a description of bond ratings. Obligations issued or guaranteed by the United States Government, its agencies or instrumentalities need not have a rating.

     The Fixed-Income Fund may invest in long-term, intermediate-term or short-term fixed-income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. Securities in this Fund may include preferred stock, convertible preferred stock and convertible bonds.

     The Fixed-Income Fund invests only in investment grade securities. The Fund will not invest in "high-yield" or "junk" bonds. Because of this emphasis on quality and safety, the Fund's yield may not be as high as it otherwise might be.

     This Fund may, as an operating policy, also invest up to 10% of its assets in community development loan funds. See the section on the Equity Income Fund for details.

Risk  Factors
     The Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The Adviser anticipates that the Fixed-Income Fund's average weighted maturity will be between 5 and 20 years. Because of this relatively long maturity, the value of this Fund will vary inversely with changes in interest rates. As interest rates go up, the NAV will likely go down, and as interest rates drop, the NAV of this Fund will likely go up. This is known as "interest rate risk." The Fund is subject to credit risk (the risk that the default of an issuer would leave the Fund with unpaid interest or principal) and market risk (the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably). The Fixed-Income Fund is intended for investors who can accept the fact that there will be principal fluctuations. For a description of risks associated with community development loan funds, see the Risk Factors section in Equity Income Fund.

                           California Tax-Exempt Fund

     The investment objective of the California Tax-Exempt Fund is to provide a high level of current income exempt from both federal and California personal income tax consistent with prudent investment management. The Adviser pursues this objective by investing in a diversified portfolio of tax-exempt, investment grade securities issued by California state and local governments and by other public authorities. This Fund is for California residents only.

     For temporary purposes, the Fund may invest up to 10% of its assets in no-load, open-end investment companies which invest in tax-exempt securities with maturities of less than one year ("tax-exempt money market funds") but the Fund will put no more than 5% of its assets into any one fund.

     Normally, the Fund will have all its assets invested in tax-exempt securities, but may temporarily invest in short-term taxable money market instruments. Temporary investments will be limited to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, prime commercial paper or deposits with federally-insured financial institutions, and the Fund may engage in repurchase transactions involving U.S. Government securities.

Risk Factors
     Since the California Tax-Exempt Fund invests primarily in California municipal securities, there are special risks involved. Changes in the State constitution and other laws raise questions about the ability of State and municipal issuers to obtain sufficient revenue to pay their bond obligations. In particular, California voters have approved amendments to the State constitution which limit property taxes as well as the ability of taxing entities to raise other types of taxes. In addition, another constitutional amendment, popularly known as the Gann Initiative, limits increases in revenue appropriations. Federal legislative proposals have threatened the tax-exempt status or use of municipal securities. Because the Fund will concentrate its investments in California obligations, the Fund is more susceptible to economic, political and other developments that may adversely affect issuers of California obligations than a municipal bond fund that is not as geographically concentrated. By way of illustration, although California has a relatively diversified economy, California has concentrations in the computer services, software design, motion pictures and high technology manufacturing industries. The Fund, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund that invests in obligations of several states.

     The Fund typically invests in securities with maturities of more than one year, and the average maturity of all securities will usually be five years or more. If the Adviser determines that market conditions warrant a shorter average maturity, the Fund will be adjusted accordingly. The Fund is subject to credit risk, market risk and interest rate risk (for a full description of these risks, see Risk Factors in Fixed-Income Fund). In addition, the Fund's investments may be difficult to value precisely and sell at a desired time or price. Also the Fund may be affected if a municipality fails to include an obligation held by the Fund in future budgets. The California Tax-Exempt Fund is intended for investors who can accept the fact that there will be principal fluctuations.

MANAGEMENT

-------------------------------------------------------------------------------

     The Trustees and officers are listed below together with their principal occupations during at least the past five years.

     Jerome L. Dodson*, 56, President and Trustee, is also President of Parnassus Investments. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings and Loan Association in San Francisco. From 1982 to 1984, he was President of Working Assets Money Fund and he also served as a Trustee from 1988 to 1991. He is a graduate of the University of California at Berkeley and of Harvard University's Graduate School of Business Administration where he concentrated in finance. Mr. Dodson is the Fund's portfolio manager. He is also President and Trustee of The Parnassus Fund.

     David L. Gibson, 60, Trustee, is an attorney in private practice specializing in taxation and personal financial planning. From 1973 to 1984, he was with the Crown Zellerbach Corporation where he served as tax counsel and, later, as Director of Public Affairs. Mr. Gibson is active in civic affairs and his special interests include senior citizens and environmental protection. He holds a bachelor's degree in business administration from Virginia Polytechnic Institute, an MBA from Golden Gate University, a J.D. from Washington and Lee University and an LLM from William and Mary. Mr. Gibson is also a Trustee of The Parnassus Fund.

     Gail L. Horvath, 50, Trustee, is co-owner of Just Desserts, a San Francisco-based bakery and cafe. A co-founder of Just Desserts, her experience includes market research, product planning and product development. For four years, she served as a director of Continental Savings of America. She is a graduate of Ohio State University. Ms. Horvath is also a Trustee of The Parnassus Fund.

     Herbert A. Houston, 56, Trustee, is a health care consultant. Previously, he spent 12 years as the Chief Executive Officer of the Haight-Ashbury Free Clinics, Inc. Mr. Houston is on the Board of the Alameda County Medical Center and is a Health Commissioner for Alameda County. He is a graduate of California State University at Hayward and holds a Master's degree in Public Administration & Health Services from the University of Southern California. Mr. Houston is also a Trustee of The Parnassus Fund.

     Cecilia C.M. Lee, 56, Trustee, is President of hybridArts.com, a Silicon Valley-based electronics firm. She is a San Francisco Asian Art commissioner and serves on the board of public television station KQED. Ms. Lee is a Director of the Tech Museum of Innovation and the Asian-American Manufacturers Association. She is also on the Advancement Board of the West Valley-Mission Community College. She received a bachelor's degree from the National Music and Art Institute of Taiwan. Ms. Lee is also a Trustee of The Parnassus Fund.

     Leo T. McCarthy, 69, Trustee, is President of the Daniel Group, a partnership involved in foreign trade. His current directorships include Linear Technology, Open Data Systems and the U.S. National Gambling Impact Study Commission. He has also served as a Regent of the University of California. From 1969 to 1982, he served as a member of the California State Assembly, six years as Speaker. From 1983 to 1995, he served as Lieutenant Governor of the State of California where his major responsibility was economic development. He holds a B.S. from the University of San Francisco and a J.D. from San Francisco Law

School and is licensed to practice law in California. Mr. McCarthy is also a Trustee of The Parnassus Fund and a Director of the Forward Global Fund, another mutual fund.

     Donald E. O'Connor, 63, Trustee, is a retired executive who spent 28 years as Vice President of Operations for the Investment Company Institute, (the "ICI" is the trade association of the mutual fund industry). During that period, he also spent 10 years as Chief Operating Officer of the ICI Mutual Insurance Company. Prior to joining the ICI, he spent six years with the SEC, including four years as Branch Chief of Market Surveillance. He currently serves as a Trustee of the Advisors Series Trust, another mutual fund. He is a graduate of The George Washington University and holds a Masters in Business Administration from the same institution. Mr. O'Connor is also a Trustee of The Parnassus Fund.

     Howard M. Shapiro, 68, Trustee, is a consultant to non-profit organizations specializing in marketing, fund-raising and organizational structure. Previously, he worked for 28 years in marketing, advertising and public relations. He is Chairman of the Board of the Portland Housing Authority and is Vice Chairman of the Board of the Albina Community Bank in Portland. He also serves on the Board of Oregon's State Accident Insurance Fund and the Multnomah County Investment Council. Mr. Shapiro is a graduate of the University of Washington. He is also a Trustee of The Parnassus Fund. He is no relation to Joan Shapiro.

     Joan Shapiro, 57, Trustee, is a consultant in development banking, community reinvestment, ethical investing and corporate social responsibility. For 20 years, she worked with the South Shore Bank of Chicago, most recently as Executive Vice President. She is a former President of the Social Investment Forum, the national trade association of the social investment industry. Active in Chicago's civic and cultural life for 25 years, she is a Governor of International House of the University of Chicago and a member of the President's Council of Cornell Women. She is a graduate of Cornell University. Ms. Shapiro is also a Trustee of The Parnassus Fund. She is no relation to Howard Shapiro.

     Bryant Cherry, 35, Vice President and Treasurer, is also Vice President and Treasurer of Parnassus Investments. Previously, he worked for Stanford University's Graduate School of Business, Frank Rimerman & Co. Accountancy and Merrill Lynch & Co. He is a graduate of Stanford University and holds a Master's degree in accounting from San Jose State University.

     Susan Loughridge, 51, Vice President and Shareholder Services Manager. Ms. Loughridge is a graduate of University of Arizona. She began her career as an examiner for the Federal Home Loan Bank Board and later joined Continental Savings where she managed Branch Operations until 1991. She has served as Shareholder Services Manager at Parnassus Investments since 1993. Ms. Loughridge is also Vice President of The Parnassus Fund.

     Richard D. Silberman, 62, Secretary, is an attorney specializing in business law. He holds a bachelor's degree in business administration from the University of Wisconsin, a Bachelor of Law, also from the University of Wisconsin and a Master of Law from Stanford University. He is a member of both the Wisconsin and California Bars. Mr. Silberman is also Secretary of The Parnassus Fund.

[FN]

     * Denotes "interested" trustee as defined in the Investment Company Act of 1940.


THE ADVISER
--------------------------------------------------------------------------------
     Parnassus Investments (the "Adviser"), One Market-Steuart Tower #1600, San Francisco, California 94105, acts as investment adviser to each fund subject to the control of the Trust's Board of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the funds' portfolios. The Adviser has been the investment manager of The Parnassus Fund since 1985 and The Parnassus Income Trust since 1992.

     For its services, the Trust, under an Investment Advisory Agreement (the "Agreement") between the Trust and the Adviser, pays the Adviser a fee, computed and payable at the end of each month, at the following annual percentages of each Fund's average daily net assets: for the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million; and for the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. However, after taking into account the Adviser's expense reimbursement (more fully described below) the following were actually charged in 1999. For the Equity Income Fund, the investment advisory fee was 0.53%. Parnassus Investments received net advisory fees totaling $229,333 from the Equity Income Fund for the year ended December 31, 1999. For the Fixed-Income Fund, the investment advisory fee was 0.14%. Parnassus Investments received net advisory fees totaling $16,392 from the Fixed-Income Fund for the year ended December 31, 1999. For the California Tax-Exempt Fund, the investment advisory fee was 0.25%. Parnassus Investments received net advisory fees totaling $18,927 from the California Tax-Exempt Fund for the year ended December 31, 1999.

     Parnassus Investments has agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.07% of net assets for the Equity Income Fund, 0.87% of net assets for the Fixed-Income Fund, and 0.75% of net assets for the California Tax-Exempt Fund.

     Jerome L. Dodson is the portfolio manager of each Fund. For more information about Mr. Dodson, please see "Management" above.

                             HOW TO PURCHASE SHARES

--------------------------------------------------------------------------------
Direct Purchase Of Shares

     To purchase shares, an investor should complete and mail the application form along with a check payable to The Parnassus Income Trust. It should be sent to the Trust at the following address.

                           The Parnassus Income Trust

                         One Market-Steuart Tower #1600

                         San Francisco, California 94105

     An initial investment must be at least $2,000 per fund except for certain employee benefit plans or tax qualified retirement plans (such as IRAs or SEPs), Parnassus Automatic Investment Plan (PAIP) and accounts opened pursuant to the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"), which have a $500 minimum. Additional investments for all accounts must be at least $50. Parnassus Investments reserves the right to reject any order. With additional investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. Investments in the Equity Income Fund and the California Tax-Exempt Fund, if received before 1:00 p.m. San Francisco time, will be processed at the net asset value calculated on the same business day they are received. If an investment in either of these Funds is received after 1:00 p.m. San Francisco time, it will be processed on the next business day. A fee of $15.00 will be assessed if a check is returned to us unpaid due to insufficient funds, stop payment or for any other reason.

     An investment in the Fixed-Income Fund, if received before 12:00 noon San Francisco time, will be processed at the net asset value calculated on the same business day it is received. An investment in this Fund received after 12:00 noon San Francisco time will be processed on the next business day.

Other  Information
     The Trust also offers additional services to investors including plans for the systematic investment and withdrawal of money as well as IRA, ROTH IRA and SEP plans. Information about these plans is available from Parnassus Investments.

     There is no sales charge for the purchase of Trust shares, but investors may be charged a transaction or other fee in connection with purchases or redemptions of Trust shares on their behalf by an investment adviser, a brokerage firm or other financial institution.

Purchases Via Parnassus Automatic Investment Plan (PAIP)
     After making an initial investment to open a Fund account ($500 minimum), a shareholder may purchase additional Fund shares ($50 minimum) via the PAIP. On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your fund account on the day of your choice (3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. For further information, call the Trust and ask for the free brochure called "Automatic Investing and Dollar-Cost Averaging." A fee of $15.00 will be assessed if the automatic purchase cannot be made due to insufficient funds, stop payment or for any other reason.

Net Asset Value
     The net asset value (NAV) for each fund will usually be calculated on every day the New York Stock Exchange (NYSE) is open for trading ("business day") and on any other day there is a sufficient degree of trading in investments held by the Fund to affect the net asset value. The NYSE is closed on national holidays and Good Friday. The NAV of the Equity Income Fund and the California Tax-Exempt Fund will usually be calculated as of the close of trading on the NYSE, usually 4:00 p.m. Eastern time. The NAV of the Fixed-Income Fund will usually be determined as of one hour prior to the close of trading on the NYSE, usually 3:00 p.m. Eastern time. The NAV may not be determined on any day that there are no transactions in shares of the Fund.

     The net asset value per share is the value of a fund's assets, less its liabilities, divided by the number of outstanding shares of that fund. In general, the value of a fund's portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------
You may sell or redeem your shares by offering them for "repurchase" or "redemption" directly to the Trust. To sell your shares to the Trust (that is, to redeem your shares), you must send your written instructions to the Trust at One Market-Steuart Tower #1600, San Francisco, California 94105. You may also send your redemption instructions by FAX to (415) 778-0228 if the redemption is less than $25,000. Your shares will be redeemed at the NAV next determined after receipt by the Trust of your written instructions in proper form. Give your account number and indicate the number of shares you wish to redeem. All owners of the account must sign unless the account application states that only one signature is necessary for redemptions. All redemption checks must be sent to the address of record on the account. The Trust must have a change-of-address on file for 30 days before we send redemption or distribution checks to the new address. Otherwise, we require a signature guarantee or the check must be sent to the old address. If you wish to have the redemption proceeds sent by wire transfer or by overnight mail, there will be a charge of $10 per transaction. The Trust usually requires additional documents when shares are registered in the name of a corporation, agent or fiduciary or if you are a surviving joint owner. In the case of a corporation, we usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, we usually require an authorizing document. In the case of a surviving joint owner, we usually require a copy of the death certificate. Contact the Trust by phone at
(800) 999-3505 if you have any questions about requirements for redeeming your shares.

     If the Trust has received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Trust will promptly send you a check for the proceeds from the sale. Ordinarily, the Trust must send you a check within seven days unless the NYSE is closed for days other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase) necessary for the Trust to determine that the purchase check will be honored.

     Exchange Privileges. The proceeds of a redemption of shares of a fund can be used to purchase shares of another fund. The proceeds of a redemption of shares from a fund can also be used to purchase shares of The Parnassus Fund, but the purchase of Parnassus Fund shares will be subject to a sales charge if no sales charge was paid on the fund shares redeemed. If shares are redeemed from The Parnassus Fund and the proceeds invested in shares of the Trust, there will be no additional sales charge if those Trust shares are redeemed and the proceeds invested back into The Parnassus Fund.

     There is no limit on the number or dollar amount of exchanges. The Trust reserves the right to modify or eliminate this exchange privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale and an exchanging shareholder may, therefore, realize a taxable gain or loss.

     Telephone Transfers. Shareholders who elect to use telephone transfer privileges must so indicate on the account application form. The telephone transfer privilege allows a shareholder to effect exchanges from a fund into an identically registered account in another fund or The Parnassus Fund. Neither the Trust nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Trust and the transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

     Procedures may include one or more of the following: recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Trust and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Trust at any time upon 60 days' written notice to shareholders.

     Redemption of Small Accounts. The Trustees may, in order to reduce the expenses of the Trust, redeem all of the shares of any shareholder whose account is worth less than $500 (as a result of a redemption order). This will be done at the NAV determined as of the close of business on the business day preceding the sending of such notice of redemption. The Trust will give shareholders whose shares are being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------
     The Equity Income Fund normally declares and pays dividends from net investment income ("income dividends") on a quarterly basis. The Fixed-Income Fund and the California Tax-Exempt Fund normally declare and pay income dividends on a monthly basis. Dividends from net long-term capital gains ("capital gains dividends") are paid once a year (usually in December) for each Fund. Shareholders can have dividends paid in additional shares and reinvested or paid out in cash. If an investor purchases shares just before the dividend date, he or she will be taxed on the distribution even though it's a return of capital.

Taxation of Shareholders in Equity Income and Fixed-Income Funds
     For the Equity Income Fund and the Fixed-Income Fund, all dividends from net investment income together with distributions of short-term capital gains
(collectively, "income dividends") will be taxable as ordinary income to shareholders even though paid in additional shares. Any net long-term capital gains ("capital gain distributions") distributed to shareholders are taxable as such. An exchange of a fund's shares for shares of another fund will be treated as a sale of a fund's shares for tax purposes and any gain on the transaction may be subject to state and federal income tax. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any dividends paid to them. Holders of IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution. (Tax-exempt retirement accounts, of course, never have to pay taxes.)

     For shareholders of these funds, the Trust may be required to impose backup withholding at a rate of 31% from any income dividend and capital gain distribution. Shareholders can eliminate any backup withholding requirements by furnishing certification of U.S. taxpayer identification numbers and reporting dividends.

     To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by a fund, such dividends, in the hands of that fund's corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction -- only corporations.

Taxation of Shareholders of California Tax-Exempt Fund
     This Fund is for California residents only. Dividends derived from interest on state and local obligations constitute "exempt-interest" dividends on which shareholders are not subject to federal income tax. To the extent that income dividends are derived from earnings attributable to California state and local obligations, they will be exempt from federal and California personal income tax. Such dividends may be subject to California franchise taxes and corporate income taxes if received by a corporation subject to such taxes.

     Dividends attributable to interest on certain private activity bonds issued after August 7, 1986, must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for the alternative minimum tax (AMT) for individuals and for corporations.

     Dividends derived from taxable interest and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, are taxable to shareholders as a long-term capital gain regardless of how long their shares of the Fund have been held except that losses on certain shares held less than six months will be treated as long-term capital losses to the extent of the capital gain dividends received on such shares.

     The Fund will  notify  shareholders  each  January  as to the  federal  and
California   tax  status  of  dividends   paid  during  the  previous   calendar
year.

FINANCIAL  HIGHLIGHTS
--------------------------------------------------------------------------------
     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

----------------------------------------------------------------------------------------------------------
Equity Income Fund                                         1999       1998      1997      1996      1995
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $20.13     $20.68    $18.56    $19.58     $15.70
Income from investment operations:
Net investment income                                      0.24       0.75      0.79      0.98       0.88
Net realized and unrealized gain (loss) on securities      4.26       1.49      2.86      0.37       3.93
     Total from investment operations                      4.50       2.24      3.65      1.35       4.81
Distributions:
Dividends from net investment income                      (0.26)     (0.73)    (0.79)    (0.97)    (0.90)
Distributions from net realized gains                     (1.24)     (2.06)    (0.74)    (1.40)    (0.03)
     Total distributions                                  (1.50)     (2.79)    (1.53)    (2.37)    (0.93)
Net asset value at end of year                           $23.13     $20.13    $20.68    $18.56    $19.58

Total return                                              22.78%     11.05%    20.15%     7.09%    31.13%
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*          1.08%      1.05%     1.05%     0.80%     0.72%
Decrease reflected in the above expense ratios due to
     undertakings by Parnassus Investments                 0.19%      0.24%     0.30%     0.60%     0.82%
Ratio of net investment income to average net assets       1.09%      2.30%     4.04%     4.56%     4.76%
Portfolio turnover rate                                   39.53%    166.32%    34.12%    47.80%    15.36%
Net assets, end of year (000's)                         $ 45,999   $ 40,903   $38,847  $ 33,362  $ 26,779


-----------------------------------------------------------------------------------------------------------


Fixed-Income Fund                                          1999       1998      1997      1996       1995
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $15.98     $16.04    $15.43    $15.73     $13.79
Income from investment operations:
Net investment income                                      0.81       0.84      0.90      0.92       0.95
Net realized and unrealized gain (loss) on securities    (1.49)       0.25      0.67     (0.31)      1.95
     Total from investment operations                    (0.68)       1.09      1.57      0.61       2.90
Distributions:
Dividends from net investment income                      (0.81)     (0.85)    (0.89)    (0.91)    (0.96)
Distributions from net realized gains                     (0.00)     (0.30)    (0.07)      .--       .--
     Total distributions                                  (0.81)     (1.15)    (0.96)    (0.91)    (0.96)
Net asset value at end of year                           $14.49     $15.98    $16.04    $15.43     $15.73
Total return                                             (4.32%)      6.97%    10.60%     4.08%    21.58%
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*          0.87%      0.79%     0.82%     0.83%     0.90%
Decrease reflected in the above expense ratios due to
     undertakings by Parnassus Investments                 0.36%      0.40%     0.43%     0.50%     0.73%
Ratio of net investment income to average net assets       5.36%      4.92%     5.79%     5.98%     6.20%
Portfolio turnover rate                                   13.47%     44.98%    17.15%     2.80%    12.10%
Net assets, end of year (000's)                        $  11,006   $ 11,482 $   9,683   $ 8,384   $ 6,585


-----------------------------------------------------------------------------------------------------------
California Tax-Exempt Fund                                 1999       1998      1997      1996      1995
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $16.88     $16.72    $16.02    $16.06     $14.28
Income from investment operations:
Net investment income                                      0.72       0.75      0.74      0.80       0.82
Net realized and unrealized gain (loss) on securities    (1.05)       0.26      0.71     (0.06)      1.78
     Total from investment operations                    (0.33)       1.01      1.45      0.74       2.60
Distributions:
Dividends from net investment income                      (0.72)     (0.75)    (0.75)    (0.78)    (0.82)
Distributions from net realized gains                     (0.01)     (0.10)      .--       .--       .--
     Total distributions                                  (0.73)     (0.85)    (0.75)    (0.78)    (0.82)
Net asset value at end of year                           $15.82     $16.88    $16.72    $16.02    $16.06
     Total return                                        (2.01%)      6.12%     9.33%     4.78%    18.60%
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*          0.70%      0.67%     0.67%     0.54%     0.50%
Decrease reflected in the above expense ratios due to
     undertakings by Parnassus Investments                 0.25%      0.30%     0.32%     0.46%     0.69%
Ratio of net investment income to average net assets       4.42%      4.43%     4.69%     4.96%     5.30%
Portfolio turnover rate                                    1.75%      9.40%    10.00%      .--%    13.10%
Net assets, end of year (000's)                         $  7,777   $  7,342   $ 6,520   $ 5,835  $  4,483



     * Parnassus Investments has agreed to a 1.25% limit on expenses for the Equity Income Fund and 1% for the Fixed-Income and California Tax-Exempt Funds. Certain fees were waived for the years ended December 31, 1999, 1998, 1997, 1996, and 1995.
     Note: This information is taken from financial statements audited by Deloitte & Touche LLP that were published in the Trust's 1999 annual report.

GENERAL INFORMATION
--------------------------------------------------------------------------------
     Deloitte & Touche LLP, 50 Fremont Street, San Francisco, CA 94105, has been selected as the Trust's independent auditors.

     Union Bank of California, 475 Sansome Street, San Francisco, CA 94111, has been selected as the custodian of the Trust's assets.

     Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Trust's transfer agent and accounting agent. Jerome L. Dodson, the Trust's President, is the sole stockholder of Parnassus Investments.

                               Investment Adviser
                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105
                                www.parnassus.com

                              Independent Auditors
                              Deloitte & Touche LLP
                                50 Fremont Street
                         San Francisco, California 94105

                                    Custodian
                            Union Bank of California
                               475 Sansome Street
                         San Francisco, California 94111

                                  Legal Counsel
                            Gardner, Carton & Douglas
                            321 N. Clark Street #3300
                                Chicago, IL 60610

[FN]

    You can obtain additional information about The Parnassus Income Trust. A Statement of Additional Information (SAl) dated May 1, 2000 has been filed with the SEC and is incorporated in this prospectus by reference (i.e., legally forms a part of the prospectus). The Trust also publishes an annual and a semiannual report each year that discuss the Trust's holdings and how recent market conditions as well as the Trust's investment strategies affected performance. For a free copy of any of these documents or to ask questions about the Trust, call Parnassus Investments at (800) 999-3505.

      The SAl, the Trust's annual and semiannual reports and other related materials are also available on the SEC's Internet site (http://www.sec.gov).
You can also obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the Trust, including the SAl, at the SEC's Public Reference Room in Washington, D.C. or making an electronic request at publicinfo@sec.gov. Call 202-942-8090 for information on the operation of the SEC's Public Reference Room. The Investment Company Act of 1940
            File Number for The Parnassus Income Trust is 811-6673.


                           Printed on recycled paper.